UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2009

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On December 16, 2009, the registrant, Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), completed its acquisition of Calixa Therapeutics Inc., a Delaware corporation (“Calixa”), pursuant to an Agreement and Plan of Merger entered into by and among Cubist, Calixa, SD Acquisition Corporation and the other parties thereto on December 12, 2009 (the “Merger Agreement”). This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Cubist on December 17, 2009, to report the completion of its acquisition of Calixa under Item 2.01 of Form 8-K (the “Initial 8-K”). This Amendment No. 1 is being filed to include the financial information required pursuant to Item 9.01 (a) and (b) of Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The audited financial statements of Calixa as of December 31, 2008 and 2007, and for the fiscal year ended December 31, 2008, and the periods from July 11, 2007, (inception) to December 31, 2007 and 2008, as well as the unaudited financial statements of Calixa as of September 30, 2009, and for the nine months ended September 30, 2009 and 2008, are filed as Exhibits 99.1 and 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)      Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements, as required by this item with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

•                  Condensed Combined Consolidated Balance Sheet as of September 30, 2009;

•                  Condensed Combined Consolidated Statements of Income for the nine-month period ended September 30, 2009, and for the year ended December 31, 2008; and

•                  Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(c)       Exhibits.

Exhibit No.	Description

*10.1

Agreement and Plan of Merger, entered into as of December 12, 2009, by and among Cubist, SD Acquisition Corporation, Calixa and the other parties named therein (Exhibit 2.2, Annual Report on Form 10-K filed on February 26, 2010, File No. 000-21379).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1

Audited financial statements of Calixa as of December 31, 2008 and 2007, and for the fiscal year ended December 31, 2008, and for the periods from July 11, 2007, (inception) to December 31, 2007 and 2008

99.2	Unaudited financial statements of Calixa as of September 30, 2009, and for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited pro forma condensed combined consolidated financial statements.

*                                         Confidential Treatment requested.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

Date: February 26, 2010	By:	/s/ DAVID W.J. MCGIRR
David W.J. McGirr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

*10.1

Agreement and Plan of Merger, entered into as of December 12, 2009, by and among Cubist, SD Acquisition Corporation, Calixa and the other parties named therein (Exhibit 2.2, Annual Report on Form 10-K filed on February 26, 2010, File No. 000-21379).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1

Audited financial statements of Calixa as of December 31, 2008 and 2007, and for the fiscal year ended December 31, 2008, and for the periods from July 11, 2007, (inception) to December 31, 2007 and 2008

99.2	Unaudited financial statements of Calixa as of September 30, 2009, and for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited pro forma condensed combined consolidated financial statements.

*                                         Confidential Treatment requested.